UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2003

SEROLOGICALS CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-26126	58-2142225

(Commission File Number)	(IRS Employer Identification No.)

5655 Spalding Drive, Norcross, Georgia

(Address of principal executive offices) (Zip Code)

(678) 728-2000

(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 CAUTIONARY STATEMENTS

Item 5. Other Events and Required FD Disclosure

     Serologicals Corporation, a Delaware corporation (“Serologicals”), is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission its press release dated August 13, 2003 announcing its intention to raise $100 million through an offering of convertible senior subordinated debentures due 2033 in a private placement pursuant to Rule 144A under the Securities Act of 1933. In addition, Serologicals intends to grant to the initial purchasers the option to purchase up to an additional $20 million principal amount of debentures. A copy of the press release is attached hereto as Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated August 13, 2003
99.2	Cautionary statements for purposes of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

Item 9. Regulation FD Disclosure

Serologicals has also attached as Exhibit 99.2 cautionary statements for purposes of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serologicals Corporation
(Registrant)

	By:	/s/ Harold W. Ingalls

	Name:	Harold W. Ingalls
	Title:	Vice President of Finance and Chief Financial Officer

Dated: August 13, 2003

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EXHIBIT INDEX

Number	Description

99.1	Press Release dated August 13, 2003
99.2	Cautionary statements for purposes of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.